Supplement dated December 21 to the
Panorama Premier Statement of Additional Information dated September 7, 2001

NOTE: For participants in Panorama Premier certificates issued by Massachusetts Mutual Life Insurance Company in New York or New Jersey, where you read the word "contract" below, replace it with the word "certificate".

1. In the "Federal Tax Matters" section under "Tax Treatment of Withdrawals - Non-Qualified Contracts" the second sentence is deleted and replaced with the following sentence:

It provides that if the contract value exceeds aggregate purchase payments made, any amount withdrawn which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only as after the income portion is exhausted, as coming from principal.

2. In the "Federal Tax Matters" section under "Qualified Plans" the paragraph under "b. Individual Retirement Annuities" is deleted and replaced with the following paragraph:

Section 408 (b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts"). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

3. In the "Federal Tax Matters" section under "Qualified Plans" the first paragraph under "Roth IRAs" is deleted and replaced with the following paragraph:

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year though 2001. Roth IRA purchase payments increase to $3,000 for tax years beginning in 2002 through 2004, $4,000 for tax years beginning in 2005 through 2007, and $5000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation applies to all of a taxpayer's 2001 IRA contributions, including Roth IRA and non-Roth IRA. This limit increases with the annual IRA/Roth IRA contribution limit increases commencing in 2002.

4. In the "Federal Tax Matters" section under "Section 457 Deferred Compensation ("Section 457") Plans", the second paragraph is deleted and replaced with the following paragraph:

The maximum amount that can be deferred under a Section 457 plan in any tax year is generally one-third of the employee's includible compensation, up to $8,500 (in 2001). This dollar limit increases to $11,000 in 2002 and increases in $1,000 annual increments until it reaches $15,000 in 2006. The one-third limit increases to one hundred percent in 2002. Includible compensation means earnings for services rendered to the employer which are includible in the employee's gross income, excluding the contributions under the Section 457 plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer. All contract value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457 plan provisions. Presently, tax-free transfers of assets in a Section 457 plan can only be made to another Section 457 plan in certain limited cases. This provision will continue to apply to tax-exempt 457(b) deferred compensation plans in years subsequent to 2001. Commencing January 1, 2002, assets in a governmental 457 (b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.